Exhibit 10.1

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

Amendment 1

effective June 25, 2009

to

Appendix 1

effective September 30, 2007 (“Appendix”)

to

SAP AMERICA, INC. (“SAP”)

SOFTWARE LICENSE AGREEMENT effective September 30, 2007 (“Agreement”)

with

PACER INTERNATIONAL, INC. (“Licensee”)

The Appendix to the Agreement is modified by this Amendment. In each instance in which the provision(s) of this Amendment contradict or are inconsistent with the provision(s) of the Agreement or the Appendix, the provision(s) of this Amendment shall prevail and govern and the contradicted or inconsistent provision(s) shall be deemed amended accordingly.

SAP and Licensee agree that Appendix 1 to the Agreement is hereby modified as follows:

1.	Delete the text contained in section 2.1.1 “SAP APPLICATION NAMED USERS”, in its entirety and replaced with the following in lieu thereof:

Total Number of Named Users Licensed:
	SAP Application Professional	SAP Application Limited Professional	SAP Application Employee	SAP Application Employee Self Service (ESS)	SAP Application Developer	SAP Application Limited Professional – Mobile Asset Management
SAP Named Users	[*1]	[*2]	[*3]	[*4]	[*5]	[*6]

2.	Delete the text contained in section 2.1.2 “ERP OPTIONS”, in its entirety and replace with the following text in leiu thereof:

“X” if Licensed	Software	License Metric	Licensed Level
X	Sales/Service Order Processing	[*7]	[*8]

X	Purchase Order Processing	[*9]	[*10]

X	Financial Supply Chain Mgmt. (FSCM)	[*11]	[*12]

Licensed FSCM Component(s):

X Biller Direct

X Dispute Management

X Collections Management

X	Financial Supply Chain Mgmt (FSCM)	[*13]	[*14]

– Bank Relationship Mgmt

	Financial Supply Chain Mgmt – Treasury Management and In-House Cash	[*15]	[*16]

Licensed Component(s):

X SAP Treasury and Risk Management

X SAP In-House Cash

X	Duet	[*17]	[*18]

(1)	Notwithstanding the requirement set forth in Section 2.1(b) of the Agreement for all individuals accessing the Software to be licensed as Named User, individuals that access the Software on behalf of Business Partners are not required to be licensed as Named Users in order to access the Sales/Service Order Processing engine solely to enter Sales/Service Orders (including the creation and update of Sales/Service Orders and status review of location of shipped goods), solely for the purpose of running Licensee’s internal business. A Named User license is required in the event Sales/Service Orders (including the creation and update of Sales/Service Orders and status review of location of shipped goods) are entered into the Software by individuals who are employees of Licensee or its Affiliates. Each individual order against a master order shall be considered a separate order; includes both zero value and non-zero value orders.
(2)	[ *19 ]
(3)	[ *20 ]

SAP CONFIDENTIAL

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

3.	Delete the text contained in section 2.3.1 “LOGISTIC SERVICE PROVIDERS PACKAGES”, in its entirety and replace with the following in lieu thereof:

“X” if Licensed	Industry Software	License Metric	Licensed Level
X	SAP Extended Warehousing and Logistics for Logistic Service Providers	[*21]	[*22]

[*22]

[*23]

4.	Delete the text contained in section 2.3.2 “RAILWAY PACKAGES”, in its entirety.

5.	Delete the text contained in section 2.3.3 “SAP xApps”, in its entirety.

6.	Delete the text contained in section 2.3.4 “SAP NetWeaver”, in its entirety, renumber the section to be Section 2.3.2, and replace it with the following in lieu thereof:

“X” if Licensed	Software	License Metric	Licensed Level
X	Exchange Infrastructure (XI) Base Engine (14)	[*24]	[*25]

X	BeX Broadcaster	[*26]	[*27]

X	External Community Members (15)	[*28]	[*29]

(14)	Exchange Infrastructure Base Engine includes use of the following Standard Technical Protocol Adapters: SAP NetWeaver Adapter for IDOCs, RFCs, File/FTP, Http(s), SOAP, JMS, JDBC, Mail Protocols (pop,imap,smtp), SAP BC Protocol to connect Software, and to non-SAP applications. Additional types of adapters are available for additional license fees.

SAP CONFIDENTIAL

[ * ] CERTAIN INFORMATION IN THIS EXHIBIT HAS

BEEN OMITTED AND FILED SEPARATELY WITH

THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO

THE OMITTED PORTIONS.

(15)	External Community Members are either non-employees of organizations such as schools, universities, charities or governmental entities or business third parties including, but not limited to, customers, employees of distributors and suppliers solely licensed to access the Enterprise Portal software. External Community Members are not allowed to access other SAP software and their respective components. Unless otherwise specified herein, Business Partners employees participating in collaborative business scenarios that require access beyond the SAP Enterprise Portal software must be licensed as a Named User.

7.	Delete the text contained in section 2.4 “OPTIONAL SUPPLEMENTARY SOFTWARE LICENSED”, in its entirety and replace with the following in lieu thereof:

“X” if Licensed	Supplementary Products	License Metric	Licensed Level
X	Interactive Forms based on Adobe – Enable the Enterprise	[*30]	[*31]

X	Technical Adapters (III)	[*32]	[*33]

X	EDI Adapters Including Industry Specific Mappings (IV)	[*34]	[*35]

8.	For the purpose of Maintenance Fee calculations pursuant to Section 6 “MAINTENANCE FEE AND PAYMENT” of Appendix 1, the parties agree that beginning upon January 1, 2010 the Maintenance base of [ *36 ] referenced in Section 6 to Appendix 1 shall be modified to reflect the amount [ *37 ] as the adjusted Maintenance base pursuant to the reduction of Software as referenced in Sections 1, 2, 3, 4, 5, 6, 7 and 8 of this Amendment.

10.	Licensee’s duties upon termination are set forth in section 5.2 of the Agreement.

EXCEPT AS HEREIN PROVIDED, NONE OF THE PROVISIONS OF THE APPENDIX OR THE AGREEMENT SHALL BE AFFECTED BY THIS AMENDMENT.

Accepted By:		Accepted By:

SAP America, Inc.		Pacer International, Inc.

By:	/s/ Charles F. Tisa	By:	/s/ Brian C. Kane
Name:	Charles F. Tisa	Name:	Brian C. Kane
Title:	Vice President	Title:	EVP & Chief Financial Officer
Date:	6/26/09	Date:	6/25/09

SAP CONFIDENTIAL